UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): November 19, 2008

SunLink Health Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-12607

Ohio	310621189
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

900 Circle 75 Parkway

Suite 1120

Atlanta, Georgia 30339

(Address of Principal Executive Offices, Including Zip Code)

770-933-7000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

5.02 (e) Executive Bonus Plan for 2009

On November 12, 2008, SunLink Health Systems, Inc. (the “Company”) approved an Executive Bonus Plan for 2009 (the “Plan”), which Plan description and a copy of the Plan were filed in the Company’s Current Report on Form 8-K, dated November 18, 2008, and is incorporated herein by reference.

As of November 25, 2008, Messrs. Shaunnessy and Orth have elected to participate in the Plan.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SunLink Health Systems, Inc.

Date: November 25, 2008	By:	/s/ Mark J. Stockslager
Mark J. Stockslager
Chief Financial Officer